UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   October 7, 2005
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                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-12289                             13-3542736
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  (Commission File Number)          (IRS Employer Identification No.)

       11200 Richmond, Suite 400
           Houston, Texas                                     77082
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On October 7, 2005 the Compensation Committee of the Board of Directors of SEACOR Holdings Inc. (the "Compensation Committee") met and approved changes to compensation in respect of Mr. Richard Ryan, the Company's Chief Financial Officer, and approved cash bonuses in the amount of $35,000 for each of Alice N. Gran, Senior Vice President and General Counsel, and John M. Gellert, Senior Vice President.

           Mr. Ryan's base compensation was fixed at $235,000, retroactive to September 1, 2005. He is also eligible for cash and stock bonuses under the Company's executive compensation plans. He is also eligible to participate in the Company's broad-based benefit programs generally available to its salaried employees, including health, disability and life insurance programs and a qualified 401(k) plan, and is reimbursed for annual tuition for his minor daughter in the amount GBP7,000.










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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SEACOR Holdings Inc.



                                            By:  /s/ Richard Ryan
                                                 -------------------------------
                                                 Name:   Richard Ryan
                                                 Title:  Vice President and
                                                         Chief Financial Officer


Date:  October 12, 2005









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